UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               February 13, 2013

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio         43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Item 5.02(e)    Compensatory Arrangement of Certain Officers
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On February 13, 2013, the Compensation Committee of the Board of Directors of
Diamond Hill Investment Group, Inc. (the "Company") adopted the Diamond Hill Investment Group, Inc. Compensation Recoupment and Restitution Policy, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference.

This policy generally provides for the recoupment by the Company under certain circumstances of annual cash bonuses, stock-based awards, performance-based compensation and any other forms of cash or equity compensation other than salary.

To implement the policy, on February 13, 2013, the Company entered into a Compensation Restitution and Recoupment Policy Acknowledgement and Agreement (the "Recoupment Agreement") with each of its executive officers, including the following named executive officers of the Company:

R. H. Dillon, Chief Executive Officer; and
James F. Laird, Chief Financial Officer and Secretary.

In the Recoupment Agreement, the executive officer acknowledges the existence of the policy and its application to all awards granted after the date of the Recoupment Agreement and agrees that the officer's execution of the Recoupment Agreement is a condition to the receipt of future awards.

The foregoing description of the Recoupment Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Recoupment Agreement attached hereto as Exhibit 99.1, which is incorporated herein by reference.

                                    SIGNATURE
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: February 20, 2013	                    By: /s/ James F. Laird
                                            -------------------------------
                                            James F. Laird, Chief Financial
                                            Officer and Secretary


                                     EXHIBITS
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99.   Diamond Hill Investment Group, Inc. Compensation Recoupment and
      Restitution Policy

99.1 Diamond Hill Investment Group, Inc. Compensation Recoupment and Restitution Policy Acknowledgement and Agreement